                                                                     Exhibit 3.1

                                                                       EXHIBIT B

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                     LIONBRIDGE TECHNOLOGIES HOLDINGS, INC.

                                   * * * * * *

         Lionbridge Technologies Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         A. The name of this corporation is Lionbridge Technologies Holdings, Inc. The original Certificate of Incorporation was filed with the Secretary of the State of Delaware on October 10, 1997.

         B. In accordance with the provisions of Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and amends the provisions of the Certificate of Incorporation of this corporation.

         C. The text of the Certificate of Incorporation is hereby amended and restated in full as follows:

         FIRST. The name of the corporation is Lionbridge Technologies Holdings, Inc.
         SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Zip Code 19801. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 25,950,867 shares of Common Stock, $.01 par value per


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                                      -2-


share ("Common Stock") and (ii) 34,543,228 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

            The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.
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                                      -3-


         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

C. SERIES A CONVERTIBLE PREFERRED STOCK.

         Seventeen million two hundred seventy-one thousand three hundred and fourteen (17,271,314) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.       DIVIDENDS.

                  (a) The Corporation shall not declare or pay any dividends or other distributions (as defined below) on shares of Common Stock until the holders of the Series A Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series A Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock issued or issuable upon conversion of the Series C Convertible Preferred Stock (the "Series C Preferred Stock") into which such share of Series A Preferred Stock is then convertible.

                  (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and

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                                      -4-


other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series A Preferred Stock (for purposes of this Section C.2., collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series A Preferred Stock (for purposes of this Section C.2., such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to the sum of (a) and (b) where (a) equals $1.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid thereon, plus a premium equal to 8% per year of the original purchase price per share of the Series A Preferred Stock calculated from (i) December 23, 1996 in the case of each such share issued prior to February 24, 1998 and (ii) the date of issue in the case of each such share issued on or after February 24, 1998 (in either case, the "Series A Primary Amount"), and (b) equals such amount per share as would have been payable had each such share of Series A Preferred Stock been converted into shares of Common Stock issued or issuable upon conversion of the shares of Series C Preferred Stock into which the Series A Preferred Stock is then convertible immediately prior to such liquidation, dissolution or winding up (the "Series A Secondary Amount"). The right of the holders of Series A Preferred Stock to receive the Series A Primary Amount in respect of their Series A Preferred Stock on any liquidation of the Company shall be pari passu with the right of the holders of Series B Preferred Stock to receive the amounts due to such holders in respect of their Series B Preferred Stock on any liquidation of the Company and with the right of the holders of Series D Preferred Stock to receive their Series D Primary Amounts (as defined below) on any liquidation of the Company and shall be senior to the right of the holders specified in the next sentence to receive the amounts specified in the next sentence. The right of the holders of Series A Preferred Stock to receive Series A Secondary Amounts in respect of their Series A Preferred Stock on any liquidation of the Company shall be pari passu with the right of the holders of any outstanding Series C Preferred Stock and Common Stock to receive the amounts due to such holders in respect of their Series C Preferred Stock and Common Stock, respectively, on any liquidation of the Company and with the right of the holders of Series D Preferred Stock to receive their Series D Secondary Amounts (as defined below) on any liquidation of the Company and shall be junior to the right of the holders specified in the preceding sentence to receive the amounts specified in the preceding sentence. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders


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                                      -5-


of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series A Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series A Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series A Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series A Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series A Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series A Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subsection (c) is given, the provisions of Subsection 4(i) shall apply.

         3.       VOTING.

                  (a) Each holder of outstanding shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock issuable upon conversion of the Series C Preferred Stock into which the shares of the Series A



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                                      -6-


Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section F.4 and Section 4 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) below or by the provisions establishing any other series of Series Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock, and the authorization of any shares of capital stock on a parity with Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series A Preferred Stock. The number of authorized shares of Series A Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series A Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         4. OPTIONAL CONVERSION. The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into (i) 1/100,000 of a fully paid and nonassessable share of Series B Preferred Stock and (ii) a number of fully paid and nonassessable shares Series C Preferred Stock, with such number determined by dividing $1.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $1.00. Such initial Conversion Price, and the rate at which shares of Series A Preferred Stock may be converted into shares of Series C Preferred Stock, shall be subject to adjustment as provided below.

                  (b) FRACTIONAL SHARES. Fractional shares of Series B Preferred Stock shall be permitted. No fractional shares of Series C Preferred Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional shares of Series C Preferred Stock to


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                                      -7-


which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

                  (c)      MECHANICS OF CONVERSION.

                           (i) In order for a holder of Series A Preferred Stock
to convert shares of Series A Preferred Stock into shares of Series B Preferred Stock and Series C Preferred Stock, such holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock, at the office of the transfer agent for the Series A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Series B Preferred Stock and Series C Preferred Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Series B Preferred Stock and Series C Preferred Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                          (ii) The Corporation shall at all times when the
Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Series B Preferred Stock and Series C Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Series B Preferred Stock and Series C Preferred Stock issuable upon conversion of the Series A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Series B Preferred Stock and Series C Preferred Stock at such adjusted Conversion Price.

                         (iii) Upon any such conversion, no adjustment to the
Conversion Price shall be made for any declared but unpaid dividends on the Series A Preferred Stock surrendered for conversion or on the Series B Preferred Stock and Series C Preferred Stock delivered upon conversion.

                          (iv) All shares of Series A Preferred Stock which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to


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vote, shall immediately cease and terminate on the Conversion Date, and from such date the holders thereof shall be deemed to be the owners of shares of Series B Preferred Stock and Series C Preferred Stock. Any shares of Series A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

                           (v) The Corporation shall pay any and all issue and
other taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock and Series C Preferred Stock upon conversion of shares of Series A Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Series B Preferred Stock and Series C Preferred Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                           (i) SPECIAL DEFINITIONS. For purposes of this
Subsection 4(d), the following definitions shall apply:

                                    (A) "OPTION" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(V) below.

                                    (B) "ORIGINAL ISSUE DATE" shall mean the
date on which a share of Series A Preferred Stock was first issued.

                                    (C) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                                    (D) "ADDITIONAL SHARES OF COMMON STOCK"
shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                             (I)     upon conversion of any
                                                     Convertible Securities
                                                     outstanding on the Original
                                                     Issue Date, or upon
                                                     exercise of any Options
                                                     outstanding on the Original
                                                     Issue Date;
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                                      -9-


                                            (II)     upon conversion of shares
                                                     of Series C Preferred Stock
                                                     issued or issuable upon
                                                     conversion of the Series A
                                                     Preferred Stock;

                                           (III)     as a dividend or
                                                     distribution on Series A
                                                     Preferred Stock;

                                            (IV)     by reason of a dividend,
                                                     stock split, split-up or
                                                     other distribution on
                                                     shares of Common Stock that
                                                     is covered by Subsection
                                                     4(e) or 4(f) below;

                                             (V)     to employees or directors
                                                     of, or consultants to, the
                                                     Corporation pursuant to a
                                                     plan adopted or a grant
                                                     approved by the Board of
                                                     Directors of the
                                                     Corporation.

                                            (VI)     up to 466,835 shares of
                                                     Common Stock to the
                                                     stockholders and former
                                                     employees of Japanese
                                                     Language Services, Inc.
                                                     ("JLS") in exchange for
                                                     acquisition by the
                                                     Corporation or a subsidiary
                                                     of the Corporation of all
                                                     of the outstanding stock of
                                                     JLS; or

                                           (VII)     warrants issued on or about
                                                     February 24, 1998 to
                                                     certain funds controlled by
                                                     Advent International
                                                     Corporation and Morgan
                                                     Stanley Venture Capital II,
                                                     Inc. to purchase Common
                                                     Stock in connection with
                                                     the extension of $4,000,000
                                                     in financing, and any
                                                     shares of Common Stock
                                                     issued upon the exercise of
                                                     such warrants.

                           (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment
in the number of shares of Series C Preferred Stock issuable upon conversion of the Series A Preferred Stock shall be made by adjustment in the applicable Conversion Price thereof if (a) the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is more than or equal to the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) prior to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                           (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL
SHARES OF COMMON STOCK.
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                                      -10-


         If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A) No further adjustment in the Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) If such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (C) Upon the expiration or termination of
any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                                    (D) In the event of any change in the number
of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                                    (E) No readjustment pursuant to clause (B)
or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that


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                                      -11-

would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                           (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

         In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (v) DETERMINATION OF CONSIDERATION. For purposes of
this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (A) CASH AND PROPERTY: Such consideration
shall:

                                             (I) insofar as it consists of cash,
be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                                            (II) insofar as it consists of
property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                           (III) in the event Additional Shares
of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                             (x) the total amount, if any,
received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                             (y) the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (vi) MULTIPLE CLOSING DATES. In the event the
Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series A Preferred Stock then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series A Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable upon conversion of the Series C Preferred Stock into which the Series A Preferred Stock is then convertible, the amount of securities of the Corporation that they would have received if all outstanding shares of Series A Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series A Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series A Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C Preferred Stock into which the Series A Preferred Stock is then convertible shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock issuable upon conversion of the Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series A Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the Series C Preferred Stock into which the Series A Preferred Stock is then convertible would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock and the conversion of the Series C Preferred Stock issuable upon conversion of the Series A Preferred Stock.

                  (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                  (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of the Series C Preferred Stock issuable upon conversion of the Series A Preferred Stock.

                  (l)      NOTICE OF RECORD DATE.  In the event:

                             (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                            (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                           (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                            (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.       MANDATORY CONVERSION.

                  (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $4.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15 million of gross proceeds to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series A Preferred Stock shall automatically be converted into shares of Series B Preferred Stock and Series C Preferred Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series A Preferred Stock, and all provisions included under the caption "Series A Convertible Preferred Stock", and all references to the Series A Preferred Stock, shall be deleted and shall be of no further force or effect.

                  (b) All holders of record of shares of Series A Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series A Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Series B Preferred Stock and Series C Preferred Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, including the rights, if any, to receive notices and vote will terminate, and from such date the holders thereof shall be deemed to be the owners of shares of Series B Preferred Stock and Series C Preferred Stock. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Series B Preferred Stock and Series C Preferred Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in

Subsection 4(b) in respect of any fraction of a share of Series B Preferred Stock and Series C Preferred Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and canceled and the shares of Series A Preferred Stock represented thereby converted into Series B Preferred Stock and Series C Preferred Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series A Preferred Stock accordingly.

D.       SERIES B REDEEMABLE PREFERRED STOCK.

         Two hundred (200) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series B Redeemable Preferred Stock" (the "Series B Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1. DIVIDENDS. Dividends shall not be declared or paid on the Series B Preferred Stock.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series B Preferred Stock (for purposes of this Section D.2., referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series B Preferred Stock (for purposes of this Section D.2., such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to $100,000 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid thereon, plus a premium equal to 8% per year on $100,000 calculated from
(i) December 23, 1996 in the case of shares of Series B Preferred Stock converted from shares of Series A Preferred Stock issued prior to February 24, 1998 and (ii) the date of issue of the Series A Preferred Stock from which such shares Series B Preferred Stock are converted in the case of shares of Series A Preferred Stock issued on or after February 24, 1998. The right of the holders of Series B Preferred Stock to receive the amounts due to such holders in respect of their Series B Preferred Stock on any liquidation of the Company shall be pari passu with the rights of the holders of Series A Preferred Stock to receive the Series A Primary Amount in respect of their Series A Preferred
Stock on any liquidation of the Company and with the right of the holders of Series D Preferred Stock to receive their Series D Primary Amounts (as defined below) on any liquidation of the Company and shall be senior to the rights of the holders specified in the next sentence to receive the amounts specified in the next sentence. The right of the holders of any outstanding Series C Preferred Stock and Common Stock to receive the amounts due to such holders in respect of their Series C Preferred Stock and Common Stock, respectively, on any liquidation of the Company shall be pari passu with the right of the holders of Series D Preferred Stock to receive their Series D Secondary Amounts (as defined below) on any liquidation of the Company and shall be junior to the rights of the holders specified in the preceding sentence to receive the amounts specified in the preceding sentence. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series B Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, the provisions of Subsection 5 below shall apply.

         3. VOTING. The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series B Preferred Stock, and the authorization of any shares of capital stock on a parity with Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series B Preferred

Stock. The number of authorized shares of Series B Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series B Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of
Section 242(b)(2) of the General Corporation Law of Delaware. Except as set forth above, the holders of the Series B Preferred Stock shall have no voting rights.

         4.       OPTIONAL REDEMPTION.

                  (a) On the fifth anniversary of the date on which a share of Series A Preferred Stock was first issued (the "Optional Redemption Date"), the Corporation shall, upon the request of the holders of not less than 66 2/3% of the outstanding shares of Series B Preferred Stock, redeem from each holder of the Series B Preferred Stock, at a price equal to $100,000 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, plus a premium equal to 8% per year on $100,000 (the "Optional Redemption Price") calculated from (i) December 23, 1996 in the case of shares of Series B Preferred Stock converted from shares of Series A Preferred Stock issued prior to February 24, 1998 and (ii) the date of issue of the Series A Preferred Stock from which such shares of Series B Preferred Stock are converted in the case of shares of Series A Preferred Stock issued on or after February 24, 1998, all shares of Series B Preferred Stock issued or issuable upon conversion of the Series A Preferred Stock and Series D Preferred Stock held by all holders on the Optional Redemption Date.

                  (b) In the event of any redemption of less than all shares of Series B Preferred Stock, the Corporation shall effect such redemption pro rata among the holders thereof based on the number of shares of Series B Preferred Stock held by such holders on the Optional Redemption Date.

                  (c) At least 30 days prior to the Optional Redemption Date, written notice shall be mailed, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock to be redeemed, at his or its address last shown on the records of the transfer agent of the Series B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent), notifying such holder of the election of the Corporation to redeem such shares, calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his or its certificate or certificates representing the shares to be redeemed (such notice is hereinafter referred to as the "Redemption Notice"). On or prior to the Optional Redemption Date, each holder of Series B Preferred Stock to be redeemed shall surrender his or its certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after each Optional Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of the Series B Preferred Stock designated for redemption in the Redemption Notice as holders of Series B Preferred Stock of the Corporation (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                  (d) On or prior to the Optional Redemption Date, the Corporation shall deposit the Redemption Price of all shares of Series B Preferred Stock designated for redemption in the Redemption Notice and not yet redeemed with a bank or trust company having aggregate capital and surplus in excess of $25,000,000 as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust company to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his or its share certificate to the Corporation. The balance of any monies deposited by the Corporation pursuant to this Subsection 4(d) remaining unclaimed at the expiration of one year following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

                  (e) If the funds of the Corporation legally available for redemption of Series B Preferred Stock on any Optional Redemption Date are insufficient to redeem the number of shares of Series B Preferred Stock required under this Section 4 to be redeemed on such date, or such redemption would violate the terms of any loan agreement to which the Corporation is a party on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series B Preferred Stock ratably on the basis of the number of shares of Series B Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series B Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

                  (f) The Corporation shall be entitled, at its option, to credit against the number of shares of Series B Preferred Stock required to be redeemed from any holder on the Optional Redemption Date any shares of Series B Preferred Stock previously redeemed from such holder pursuant to Section 4 and not previously so credited.

                  (g) Subject to the provisions hereof, the Board of Directors of the Corporation shall have authority to prescribe the manner in which Series B Preferred Stock shall be redeemed. Any shares of Series B Preferred Stock so redeemed shall permanently be retired, shall no longer be deemed outstanding and shall not under any circumstances be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly. Nothing herein contained shall prevent or restrict the purchase by the Corporation, from time to time either at public or private sale, of the whole or any part of the Series B Preferred Stock at such price or prices as the Corporation may determine, subject to the provisions of applicable law.

         5.       MANDATORY REDEMPTION

                  (a) Irrespective of the provisions of Section 4, the Corporation shall, subject to the conditions set forth in Subsection 5(b) below, upon (i) the closing of the sale of shares of Common Stock, at a price of at least $4.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15 million of gross proceeds to the Corporation, (ii) in the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or (iii) in the event of the sale of all or substantially all the assets of the Corporation (in the case of each of (i), (ii) and (iii) above, a "Mandatory Redemption Event"), redeem from each holder of shares of Series B Preferred Stock, at a price equal to $100,000 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared or accrued but unpaid thereon, plus a premium equal to 8% per year on $100,000 (the "Mandatory Redemption Price") calculated from (i) December 23, 1996 in the case of shares of Series B Preferred Stock converted from shares of Series A Preferred Stock issued prior to February 24, 1998 and (ii) the date of issue of the Series A Preferred Stock from which such shares of Series B Preferred Stock are converted in the case of shares of Series A Preferred Stock issued on or after February 24, 1998, all shares of Series B Preferred Stock held by such holder on the date of the Mandatory Redemption Event (the "Mandatory Redemption Date").

                  (b) The Corporation shall not, on the Mandatory Redemption Date, be required to pay more than 50% of its consolidated net income, before taxes, for the immediately preceding fiscal year to redeem shares of the Series B Preferred Stock pursuant to Subsection 5(a) above. If the Corporation cannot as a result of the application of this Subsection 5(b) redeem all of the shares subject to mandatory redemption on the Mandatory Redemption Date, it shall redeem the maximum possible number of whole shares of Series B Preferred Stock ratably on the basis of the number of shares of Series B Preferred Stock which would be redeemed on such date if the Corporation were not prevented by this Subsection 5(b) from redeeming any shares. Notwithstanding the foregoing, the Corporation shall, subject to Subsection 5(c) below, be obligated to redeem 100% of the then outstanding shares of Series B Preferred Stock on the seventh anniversary of the date on which a share of Series A Preferred Stock was first issued.

                  (c) If the funds of the Corporation legally available for redemption of Series B Preferred Stock on any Mandatory Redemption Date are insufficient to redeem the number of shares of Series B Preferred Stock required under this Section 5 to be redeemed on such date, or such redemption would violate the terms of any loan agreement to which the Corporation is a party on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series B Preferred Stock ratably on the basis of the number of shares of Series B Preferred Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series B Preferred Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series B Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

                  (d) The Corporation shall be entitled, at its option, to credit against the number of shares of Series B Preferred Stock required to be redeemed from any holder on the Mandatory Redemption Date any shares of Series B Preferred Stock previously redeemed from such holder pursuant to Section 5 and not previously so credited.

                  (e) The Corporation shall provide notice of redemption of Series B Preferred Stock pursuant to this Section 5 specifying the time and place of redemption and the Mandatory Redemption Price, by first class or registered mail, postage prepaid, to each holder of record of Series B Preferred Stock at the address for such holder last shown on the records of the transfer agent therefor (or the records of the Corporation, if it serves as its own transfer agent), not more than 60 nor less than 30 days prior to the date on which such redemption is to be made. If less than all Series B Preferred Stock owned by such holder is then to be redeemed, the notice will also specify the number of shares which are to be redeemed. Upon mailing any such notice of redemption, the Corporation will become obligated to redeem at the time of redemption specified therein all Series B Preferred Stock specified therein. In case less than all Series B Preferred Stock represented by any certificate is redeemed in any redemption pursuant to this Section 5, a new certificate will be issued representing the unredeemed Series B Preferred Stock without cost to the holder thereof.

                  (f) On the Mandatory Redemption Date, all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Mandatory Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share and, from and after such Mandatory Redemption Date, such share will not be deemed to be outstanding.

                  (g) Any Series B Preferred Stock redeemed pursuant to this
Section 5 will be canceled and will not under any circumstances be reissued, sold or transferred and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series B Preferred Stock accordingly.

         E. SERIES C CONVERTIBLE PREFERRED STOCK.

         Seventeen million two hundred seventy-one thousand five hundred and fourteen (17,271,514)shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series C Convertible Preferred Stock" (the "Series C Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1.       DIVIDENDS.

                  (a) The Corporation shall not declare or pay any dividends or other distributions (as defined below) on shares of Common Stock until the holders of the Series C Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series C Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Series C Preferred Stock is then convertible.

                  (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series C Preferred Stock (for purposes of this Section E.2., collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series C Preferred Stock (for purposes of this Section E.2., such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount per share as would have been payable had each such share of Series C Preferred Stock been converted into shares of Common Stock pursuant to Section 4 immediately prior to such liquidation, dissolution or winding up. The right of the holders of any outstanding Series C Preferred Stock to receive the amounts due to such holders in respect of their Series C Preferred Stock shall be pari passu with the right of the holders of Series A Preferred Stock to receive Series A Secondary Amounts in respect of their Series A Preferred Stock on any liquidation of the Company and with the right of the holders of Common Stock to receive the amounts due to such holders in respect of their Common Stock on any liquidation of the Company and with the right of the holders of Series D Preferred Stock to receive their Series D Secondary Amounts (as defined below) on any liquidation of the Company and shall be junior to the rights of the holders specified in the next sentence to receive the amounts specified in the next sentence. The right of the holders of Series A Preferred Stock to receive the Series A Primary Amount in respect of their Series A Preferred Stock on any liquidation of the Company shall be pari passu with the rights of the holders of Series B Preferred Stock to receive the amounts due to such holders in respect of their Series B Preferred Stock on any liquidation of the Company and with the right of the holders of Series D Preferred Stock to receive their Series D Primary Amounts (as defined below) on any liquidation of the Company and shall be senior to the rights of the holders specified in the preceding sentence to receive the amounts specified in the preceding sentence. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series C Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series C Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series C Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of at least 66 2/3% of the then outstanding shares of Series C Preferred Stock so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series C Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series C Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series C Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series C Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subsection (c) is given, the provisions of Subsection 4(i) shall apply.

         3. VOTING.

                  (a) Each holder of outstanding shares of Series C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section 3 hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, by the provisions of Subsection 3(b) below or by the provisions establishing any other series of Series Preferred Stock, holders of Series C Preferred Stock and of any other outstanding series of Series Preferred Stock shall vote together with the holders of Common Stock as a single class.

                  (b) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series C Preferred Stock so as to affect adversely the Series C Preferred Stock, without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series C Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series C Preferred Stock, and the authorization of any shares of capital stock on a parity with Series C Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall not be deemed to affect adversely the Series C Preferred Stock. The number of authorized shares of Series C Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the directors of the Corporation pursuant to Section 151 of the General Corporation Law of Delaware or by the affirmative vote of the holders of a majority of the then outstanding shares of the Common Stock, Series C Preferred Stock and all other classes or series of stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

         4. OPTIONAL CONVERSION. The holders of the Series C Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Conversion Price for the Series A Preferred Stock in effect at the time the Series A Preferred Stock was converted into Series C Preferred Stock by the Series C Conversion Price (as defined below) in effect at the time of conversion. The "Series C Conversion Price" shall initially be equal to the Conversion Price for the Series A Preferred Stock in effect at the time the Series A Preferred Stock was converted into Series C Preferred Stock. Such initial Series C Conversion Price, and the rate at which shares of Series C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

                  (b) FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Series C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series C Conversion Price.

                  (c)      MECHANICS OF CONVERSION.

                           (i) In order for a holder of Series C Preferred Stock
to convert shares of Series C Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series C Preferred Stock, at the office of the transfer agent for the Series C Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series C Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series C Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                          (ii) The Corporation shall at all times when the
Series C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series C Preferred Stock. Before taking any action which would cause an adjustment reducing the Series C Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series C Conversion Price.

                         (iii) Upon any such conversion, no adjustment to the
Series C Conversion Price shall be made for any declared but unpaid dividends on the Series C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                          (iv) All shares of Series C Preferred Stock which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, and from such date the holders thereof shall be deemed to be owners of shares of Common Stock. Any shares of Series C Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

                           (v) The Corporation shall pay any and all issue and
other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series C Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series C Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (d) ADJUSTMENTS TO SERIES C CONVERSION PRICE FOR DILUTING
ISSUES:

                           (i) SPECIAL DEFINITIONS. For purposes of this
Subsection 4(d), the following definitions shall apply:

                                    (A) "OPTION" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(V) below.

                                    (B) "ORIGINAL ISSUE DATE" shall mean the
date on which a share of Series C Preferred Stock was first issued.

                                    (C) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                                    (D) "ADDITIONAL SHARES OF COMMON STOCK"
shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                             (I)     upon conversion of any
                                                     Convertible Securities
                                                     outstanding on the Original
                                                     Issue Date, or upon
                                                     exercise of any Options
                                                     outstanding on the Original
                                                     Issue Date;

                                            (II)     upon conversion of shares
                                                     of Series C Preferred Stock
                                                     issued or issuable upon
                                                     conversion of the Series A
                                                     Preferred Stock;

                                           (III)     as a dividend or
                                                     distribution on Series C
                                                     Preferred Stock;

                                            (IV)     by reason of a dividend,
                                                     stock split, split-up or
                                                     other distribution on
                                                     shares of Common Stock that
                                                     is covered by Subsection
                                                     4(e) or 4(f) below;

                                             (V)     to employees or directors
                                                     of, or consultants to, the
                                                     Corporation pursuant to a
                                                     plan adopted or a grant
                                                     approved by the Board of
                                                     Directors of the
                                                     Corporation;

                                            (VI)     up to 466,835 shares of
                                                     Common Stock to the
                                                     stockholders and former
                                                     employees of Japanese
                                                     Language Services, Inc.
                                                     ("JLS") in exchange for
                                                     acquisition by the
                                                     Corporation or a subsidiary
                                                     of the Corporation of all
                                                     of the outstanding stock of
                                                     JLS; or

                                           (VII)     warrants issued on or about
                                                     February 24, 1998 to
                                                     certain funds controlled by
                                                     Advent International
                                                     Corporation and Morgan
                                                     Stanley Venture Capital II,
                                                     Inc. to purchase Common
                                                     Stock in connection with
                                                     the extension of $4,000,000
                                                     in financing, and any
                                                     shares of Common Stock
                                                     issued upon the exercise of
                                                     such warrants.

                           (ii) NO ADJUSTMENT OF SERIES C CONVERSION PRICE. No
adjustment in the number of shares of Common Stock into which the Series C Preferred Stock is convertible shall be made, by adjustment in the applicable Series C Conversion Price thereof if (a) the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is more than or equal to the applicable Series C Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) prior to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series C Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                           (iii) ISSUE OF SECURITIES DEEMED ISSUE OF ADDITIONAL
SHARES OF COMMON STOCK.

         If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A) No further adjustment in the Series C
Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) If such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (C) Upon the expiration or termination of
any unexercised Option, the Series C Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Series C Conversion Price;

                                    (D) In the event of any change in the number
of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Series C Conversion Price then in effect shall forthwith be readjusted to such Series C Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                                    (E) No readjustment pursuant to clause (B)
or (D) above shall have the effect of increasing the Series C Conversion Price to an amount which exceeds the lower of (i) the Series C Conversion Price on the original adjustment date, or (ii) the Series C Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                           (iv) ADJUSTMENT OF SERIES C CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

         In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Series C Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Series C Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Series C Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series C Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (v) DETERMINATION OF CONSIDERATION. For purposes of
this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (A) CASH AND PROPERTY: Such consideration
shall:

                                             (I) insofar as it consists of cash,
be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                                            (II) insofar as it consists of
property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                           (III) in the event Additional Shares

of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                             (x) the total amount, if any,
received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                             (y) the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (vi) MULTIPLE CLOSING DATES. In the event the
Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Series C Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Series C Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Series C Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Series C Conversion Price for the Series C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price for the Series C Preferred Stock then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price for the Series C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price for the Series C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series C Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series C

Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series C Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series C Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Series C Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series C Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series C Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series C Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series C Preferred Stock.

                  (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series C Preferred Stock against impairment.

                  (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this
Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series C Preferred Stock.

                  (l)      NOTICE OF RECORD DATE.  In the event:

                             (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                            (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                           (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                            (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series C Preferred Stock, and shall cause to be mailed to the holders of the Series C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         4.       MANDATORY CONVERSION.

                  (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $4.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15 million of gross proceeds to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series C Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series C Preferred Stock, and all provisions included under the caption "Series C Convertible Preferred Stock", and all references to the Series C Preferred Stock, shall be deleted and shall be of no further force or effect.

                  (b) All holders of record of shares of Series C Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series C Preferred Stock pursuant to this Section 4. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series C Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 4. On the Mandatory Conversion Date, all rights with respect to the Series C Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon, and from such date the holders thereof shall be deemed to be owners of shares of Common Stock. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series C Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 4(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and canceled and the shares of Series C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series C Preferred Stock accordingly.

F. SERIES D NONVOTING PREFERRED STOCK.

         Two hundred (200) shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated "Series D Nonvoting Preferred Stock" (the "Series D Preferred Stock") with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.

         1. DIVIDENDS.

                  (a) The Corporation shall not declare or pay any dividends or other distributions (as defined below) on shares of Common Stock until the holders of the Series D Preferred Stock then outstanding shall have first received, or simultaneously receive, a cash dividend on each outstanding share of Series D Preferred Stock in an amount at least equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock issued or issuable upon conversion of the Series C Convertible Preferred Stock (the "Series C Preferred Stock") into which such share of Series D Preferred Stock is then convertible.

                  (b) For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP; CERTAIN MERGERS, CONSOLIDATIONS AND ASSET SALES.

                  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Series D Preferred Stock (for purposes of this Section F.2., collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Series D Preferred Stock (for purposes of this Section F.2., such Common Stock and other stock being collectively referred to as "Junior Stock") by reason of their ownership thereof, an amount equal to the sum of (a) and (b) where (a) equals $1.00 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid thereon, plus a premium equal to 8% per year of the original purchase price per share of the Series A Preferred Stock calculated from (i) December 23, 1996 in the case of each such share issued prior to February 24, 1998 and (ii) the date of issue in the case of each such share issued on or after February 24, 1998 (in either case, the "Series D Primary Amount"), and (b) equals such amount per share as would have been payable had each such share of Series D Preferred Stock been converted into shares of Common Stock issued or issuable upon conversion of the shares of Series C Preferred Stock into which the Series D Preferred Stock is then convertible immediately prior to such liquidation, dissolution or winding up (the "Series D Secondary Amount"). The right of the holders of Series D Preferred Stock to receive the Series D Primary Amount in respect of their Series D Preferred Stock on any liquidation of the Company shall be pari passu with the right of the holders of Series A Preferred Stock to receive their Series A Primary Amounts and with the right of the holders of Series B Preferred Stock to receive the amounts due to such holders in respect of their Series B Preferred Stock on any liquidation of the Company on any liquidation of the Company and shall be senior to the right of the holders specified in the next sentence to receive the amounts specified in the next sentence. The right of the holders of Series D Preferred Stock to receive Series D Secondary Amounts in respect of their Series D Preferred Stock on any liquidation of the Company shall be pari passu with the right of the holders of Series A Preferred Stock to receive their Series A Secondary Amounts and with the right of the holders of any outstanding Series C Preferred Stock and Common Stock to receive the amounts due to such holders in respect of their Series C Preferred Stock and Common Stock, respectively, on any liquidation of the Company on any liquidation of the Company and shall be junior to the right of the holders specified in the preceding sentence to receive the amounts specified in the preceding sentence. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series D Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Series D Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                  (b) After the payment of all preferential amounts required to be paid to the holders of Senior Preferred Stock, Series D Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation on a parity with the Series D Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Stock then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

                  (c) In the event of any merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least 50% by voting power of the capital stock of the surviving corporation), or the sale of all or substantially all the assets of the Corporation, if the holders of at least 66 2/3% of the then outstanding shares of Series D Preferred Stock so elect by giving written notice thereof to the Corporation at least three days before the effective date of such event, then such merger, consolidation or asset sale shall be deemed to be a liquidation of the Corporation, and all consideration payable to the stockholders of the Corporation (in the case of a merger or consolidation), or all consideration payable to the Corporation, together with all other available assets of the Corporation (in the case of an asset sale), shall be distributed to the holders of capital stock of the Corporation in accordance with Subsections 2(a) and 2(b) above. The Corporation shall promptly provide to the holders of shares of Series D Preferred Stock such information concerning the terms of such merger, consolidation or asset sale and the value of the assets of the Corporation as may reasonably be requested by the holders of Series D Preferred Stock in order to assist them in determining whether to make such an election. If the holders of the Series D Preferred Stock make such an election, the Corporation shall use its best efforts to amend the agreement or plan of merger or consolidation to adjust the rate at which the shares of capital stock of the Corporation are converted into or exchanged for cash, new securities or other property to give effect to such election. The amount deemed distributed to the holders of Series D Preferred Stock upon any such merger or consolidation shall be the cash or the value of the property, rights or securities distributed to such holders by the acquiring person, firm or other entity. The value of such property, rights or other securities shall be determined in good faith by the Board of Directors of the Corporation. If no notice of the election permitted by this Subsection (c) is given, the provisions of Subsection 4(i) shall apply.

         3. VOTING. The holders of the Series D Preferred Stock shall have no voting rights.

         4. OPTIONAL CONVERSION. The holders of the Series D Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (a) RIGHT TO CONVERT. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into (i) 1/100,000 of a fully paid and nonassessable share of Series B Preferred Stock and (ii) a number of fully paid and nonassessable shares Series C Preferred Stock, with such number determined by dividing $1.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Series D Conversion Price" shall initially be equal to the Series A Conversion Price in effect at the time of the issuance of the Series D Preferred Stock. Such initial Series D Conversion Price, and the rate at which shares of Series D Preferred Stock may be converted into shares of Series C Preferred Stock, shall be subject to adjustment as provided below.

                  (b) FRACTIONAL SHARES. Fractional shares of Series B Preferred Stock shall be permitted. No fractional shares of Series C Preferred Stock shall be issued upon conversion of the Series D Preferred Stock. In lieu of any fractional shares of Series C Preferred Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series D Conversion Price.

                  (c) MECHANICS OF CONVERSION.

                           (i) In order for a holder of Series D Preferred Stock
to convert shares of Series D Preferred Stock into shares of Series B Preferred Stock and Series C Preferred Stock, such holder shall surrender the certificate or certificates for such shares of Series D Preferred Stock, at the office of the transfer agent for the Series D Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series D Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Series B Preferred Stock and Series C Preferred Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Series D Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Series B Preferred Stock and Series C Preferred Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                          (ii) The Corporation shall at all times when the
Series D Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series D Preferred Stock, such number of its duly authorized shares of Series B Preferred Stock and Series C Preferred Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series D Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Series B Preferred Stock and Series C Preferred Stock issuable upon conversion of the Series D Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Series B Preferred Stock and Series C Preferred Stock at such adjusted Conversion Price.

                         (iii) Upon any such conversion, no adjustment to the
Conversion Price shall be made for any declared but unpaid dividends on the Series D Preferred Stock surrendered for conversion or on the Series B Preferred Stock and Series C Preferred Stock delivered upon conversion.

                          (iv) All shares of Series D Preferred Stock which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, and from such date the holders thereof shall be deemed to be the owners of shares of Series B Preferred Stock and Series C Preferred Stock. Any shares of Series D Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Series D Preferred Stock accordingly.

                           (v) The Corporation shall pay any and all issue and
other taxes that may be payable in respect of any issuance or delivery of shares of Series B Preferred Stock and Series C Preferred Stock upon conversion of shares of Series D Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Series B Preferred Stock and Series C Preferred Stock in a name other than that in which the shares of Series D Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                           (i) SPECIAL DEFINITIONS. For purposes of this
Subsection 4(d), the following definitions shall apply:

                                    (A) "OPTION" shall mean rights, options or
warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities, excluding options described in subsection 4(d)(i)(D)(V) below.

                                    (B) "ORIGINAL ISSUE DATE" shall mean the
date on which a share of Series D Preferred Stock was first issued.

                                    (C) "CONVERTIBLE SECURITIES" shall mean any
evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                                    (D) "ADDITIONAL SHARES OF COMMON STOCK"
shall mean all shares of Common Stock issued (or, pursuant to Subsection 4(d)(iii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than shares of Common Stock issued or issuable:

                                             (I)     upon conversion of any
                                                     Convertible Securities
                                                     outstanding on the Original
                                                     Issue Date, or upon
                                                     exercise of any Options
                                                     outstanding on the Original
                                                     Issue Date;

                                            (II)     upon conversion of shares
                                                     of Series C Preferred Stock
                                                     issued or issuable upon
                                                     conversion of the Series D
                                                     Preferred Stock;

                                           (III)     as a dividend or
                                                     distribution on Series D
                                                     Preferred Stock;

                                            (IV)     by reason of a dividend,
                                                     stock split, split-up or
                                                     other distribution on
                                                     shares of Common Stock that
                                                     is covered by Subsection
                                                     4(e) or 4(f) below;

                                             (V)     to employees or directors
                                                     of, or consultants to, the
                                                     Corporation pursuant to a
                                                     plan adopted or a grant
                                                     approved by the Board of
                                                     Directors of the
                                                     Corporation;

                                            (VI)     up to 466,835 shares of
                                                     Common Stock to the
                                                     stockholders and former
                                                     employees of Japanese
                                                     Language Services, Inc.
                                                     ("JLS") in exchange for
                                                     acquisition by the
                                                     Corporation or a subsidiary
                                                     of the Corporation of all
                                                     of the outstanding stock of
                                                     JLS; or

                                           (VII)     warrants issued on or about
                                                     February 24, 1998 to
                                                     certain funds controlled by
                                                     Advent International
                                                     Corporation and Morgan
                                                     Stanley Venture Capital II,
                                                     Inc. to purchase Common
                                                     Stock in connection with
                                                     the extension of $4,000,000
                                                     in
                                                     financing, and any shares
                                                     of Common Stock issued upon
                                                     the exercise of
                                                     such warrants.

                           (ii) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment
in the number of shares of Series C Preferred Stock issuable upon conversion of the Series D Preferred Stock shall be made by adjustment in the applicable Conversion Price thereof if (a) the consideration per share (determined pursuant to Subsection 4(d)(v)) for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is more than or equal to the applicable Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares, or (b) prior to such issuance, the Corporation receives written notice from the holders of at least 66 2/3% of the then outstanding shares of Series D Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

                           (iii)    ISSUE OF SECURITIES DEEMED ISSUE OF
                                    ADDITIONAL SHARES OF COMMON STOCK.

         If the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Subsection 4(d)(v) hereof) of such Additional Shares of Common Stock would be less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                    (A) No further adjustment in the Conversion
Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                    (B) If such Options or Convertible
Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                    (C) Upon the expiration or termination of
any unexercised Option, the Conversion Price shall not be readjusted, but the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option shall not be deemed issued for the purposes of any subsequent adjustment of the Conversion Price;

                                    (D) In the event of any change in the number
of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                                    (E) No readjustment pursuant to clause (B)
or (D) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

         In the event the Corporation, after the Original Issue Date, amends the terms of any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date), then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 4(d)(iii) shall apply.

                           (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

         In the event the Corporation shall at any time after the Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4(d)(iii), but excluding shares issued as a stock split or combination as provided in Subsection 4(e) or upon a dividend or distribution as provided in Subsection 4(f)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; PROVIDED THAT, (i) for the purpose of this Subsection 4(d)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon exercise or conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.

                           (v) DETERMINATION OF CONSIDERATION. For purposes of
this Subsection 4(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                    (A) CASH AND PROPERTY: Such consideration
shall:

                                             (I) insofar as it consists of cash,
be computed at the aggregate of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

                                            (II) insofar as it consists of
property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                                           (III) in the event Additional Shares
of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                                    (B) OPTIONS AND CONVERTIBLE SECURITIES. The
consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4(d)(iii), relating to Options and Convertible Securities, shall be determined by dividing

                                             (x) the total amount, if any,
received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                             (y) the maximum number of shares of
Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                           (vi) MULTIPLE CLOSING DATES. In the event the
Corporation shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of Preferred Stock, and such issuance dates occur within a period of no more than 120 days, then the Conversion Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance and to give effect to all such issuances as if they occurred on the date of the final such issuance.

                  (e) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (f) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series D Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series D Preferred Stock then in effect by a fraction:

                           (1) the numerator of which shall be the total number
                  of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total
                  number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series D Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series D Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the holders of Series D Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series D Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (g) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time or from time to time after the Original Issue Date for the Series D Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series D Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable upon conversion of the Series C Preferred Stock into which the Series D Preferred Stock is then convertible, the amount of securities of the Corporation that they would have received if all outstanding shares of Series D Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Series D Preferred Stock; and provided further, however, that no such adjustment shall be made if the holders of Series D Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Series D Preferred Stock had been converted into Series C Preferred Stock, and such Series C Preferred Stock had been converted into Common Stock on the date of such event.

                  (h) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Series C Preferred Stock into which the Series D Preferred Stock is then convertible shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Series D Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock issuable upon conversion of the Series D Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  (i) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation (other than a consolidation, merger or sale which is covered by Subsection 2(c)), each share of Series D Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the Series C Preferred Stock into which the Series D Preferred Stock is then convertible would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series D Preferred Stock, to the end that the provisions set forth in this
Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series D Preferred Stock and the conversion of the Series C Preferred Stock issuable upon conversion of the Series D Preferred Stock.

                  (j) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series D Preferred Stock against impairment.

                  (k) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of the Series C Preferred Stock issuable upon conversion of the Series D Preferred Stock.

                  (l)      NOTICE OF RECORD DATE.  In the event:

                             (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                            (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                           (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                            (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Series D Preferred Stock, and shall cause to be mailed to the holders of the Series D Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating

                  (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                  (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5.       MANDATORY CONVERSION.

                  (a) Upon the closing of the sale of shares of Common Stock, at a price of at least $4.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15 million of gross proceeds to the Corporation (the "Mandatory Conversion Date"), (i) all outstanding shares of Series D Preferred Stock shall automatically be converted into shares of Series B Preferred Stock and Series C Preferred Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Series D Preferred Stock, and all provisions included under the caption "Series D Nonvoting Preferred Stock", and all references to the Series D Preferred Stock, shall be deleted and shall be of no further force or effect.

                  (b) All holders of record of shares of Series D Preferred Stock shall be given written notice of the Mandatory Conversion Date and the place designated for mandatory conversion of all such shares of Series D Preferred Stock pursuant to this Section 5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Series D Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series D Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Series D

Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Series B Preferred Stock and Series C Preferred Stock to which such holder is entitled pursuant to this Section 5. On the Mandatory Conversion Date, all rights with respect to the Series D Preferred Stock so converted, including the rights, if any, to receive notices and vote will terminate, and from such date the holders thereof shall be deemed to be the owners of shares of Series B Preferred Stock and Series C Preferred Stock. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Date and the surrender of the certificate or certificates for Series D Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Series B Preferred Stock and Series C Preferred Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection 5(b) in respect of any fraction of a share of Series B Preferred Stock and Series C Preferred Stock otherwise issuable upon such conversion.

                  (c) All certificates evidencing shares of Series D Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Mandatory Conversion Date, be deemed to have been retired and canceled and the shares of Series D Preferred Stock represented thereby converted into Series B Preferred Stock and Series C Preferred Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Series D Preferred Stock accordingly.

         FIFTH. The name and mailing address of the sole incorporator is as follows:

                  George W. Lloyd, Esq.
                  Testa, Hurwitz & Thibeault, LLP
                  125 High Street
                  High Street Tower
                  Boston, MA  02110
         SIXTH.   The corporation is to have perpetual existence.

         SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

                  A. The board of directors of the corporation is expressly authorized to adopt, amend or repeal the by-laws of the corporation.

                  B. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

                  C. The books of the corporation may be kept at such place within or without the State of Delaware as the by-laws of the corporation may provide or as may be designated from time to time by the board of directors of the corporation.

         EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         NINTH. The corporation eliminates the personal liability of each member of its board of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate the liability of a director (i) for any breach of such director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code or
(iv) for any transaction from which such director derived an improper personal benefit.

         TENTH. The corporation reserves the right to amend or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Lionbridge Technologies Holdings, Inc. has caused this Restated Certificate of Incorporation to be signed and attested to by Rory
J. Cowan, its President and Chief Executive Officer, this ___ day of _________, 1998.

                                         ------------------------------
                                         Rory J. Cowan
                                         President and Chief Executive Officer